SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2004

HOOKER FURNITURE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of

incorporation or organization)

000-25349	54-0251350
(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(276) 632-0459

ITEM 9. REGULATION FD DISCLOSURE

On May 28, 2004, Hooker Furniture Corporation (“Hooker”) announced that Mark Schreiber is joining Hooker’s board of directors effective June 1, 2004. Mr. Schreiber is filling a board seat vacated earlier this year by Alan Cole.

In addition, Hooker announced that its Chairman Emeritus, J. Clyde Hooker, Jr., is resigning his position as a member of the board of directors effective May 31, 2004, for health reasons.

A copy of Hooker’s press release making the announcements is included as Exhibit 99.1 hereto and is incorporated herein by reference.

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Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ R. Gary Armbrister
R. Gary Armbrister
Chief Accounting Officer

Date: May 28, 2004

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 28, 2004

E-1